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                                                                   EXHIBIT 10.15

                           LEASE TERMINATION AGREEMENT

         This Lease Termination Agreement ("Agreement") is entered into as of ______________, 2000 (the "Effective Date"), by and between ALADDIN GAMING, LLC, a Nevada limited liability company (the "Lessor") and ALADDIN BAZAAR, LLC, a Delaware limited liability company (the "Lessee"), based upon the following recitals.

         WHEREAS, Lessor is the owner in fee simple of certain real property located at 3667 Las Vegas Boulevard South, Clark County, Nevada; and

         WHEREAS, Lessor and Lessee did enter into that certain Lease, dated as of February 26, 1998, by and between Lessor and Lessee (the "Lease"), whereby Lessor did lease to Lessee and Lessee did lease from Lessor the Demised Premises (as defined therein); and

         WHEREAS, Lessor and Lessee wish to give effect to Section 1.3(iii) of the Lease as well as to Section 7.1.19(b), of that certain Credit Agreement, dated as of February 26, 1998 (as amended to date), by and among Lessor, Various Financial Institutions, The Bank of Nova Scotia and Merrill Lynch Capital Corporation, which provides, among other things, that after the Demised Premises are created as a separate legal parcel, Lessor and Lessee shall terminate the Lease in connection with the transfer of fee simple title to the Demised Premises to Lessee.

         NOW, THEREFORE, in consideration of the terms, covenants, conditions and provisions hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to terminate the Lease, subject to the following terms and conditions:

         1. TERMINATION OF LEASE. As of the Effective Date, and subject to the rights and obligations of the parties as set forth herein, the Lease shall be terminated and of no further force or effect. Notwithstanding the foregoing, the termination of the Lease shall be expressly conditioned (which conditions are conditions precedent) as follows:

                  (a) This Agreement shall be fully executed by the parties; and

                  (b) Fee simple title to the Demised Premises shall be conveyed to Lessee; and

                  (c) Lessee shall have paid in full, as of the Effective Date, all rents of any kind and other fees and charges due and owing under the Lease, including without limitation Lessee's portion of all taxes, assessments (general and special), utilities and expenses.

         2. REPRESENTATIONS AND WARRANTIES OF LESSOR. Lessor hereby represents and warrants, which representations and warranties shall be true and correct as of the Effective Date (unless otherwise specified below):

                  (a) That Lessor is the fee simple owner of the Demised Premises and is the Lessor under the Lease.

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                  (b)      That the execution, delivery and performance of this
                           Agreement by Lessor will not, with or without the giving of notice and/or the passage of time, violate or constitute a default under any provision of law, any administrative regulation or any judicial, administrative or arbitration order, award, judgment or decree applicable to Lessor or the Demised Premises or conflict with any other agreement or obligation by which Lessor or the Demised Premises are bound.

                  (c) That there are no actions or claims pending or to Lessor's knowledge threatened before any court, governmental agency, arbitrator or other tribunal which would prevent Lessor from completing the transactions provided herein in accordance with the terms of this Agreement.

         3. REPRESENTATIONS AND WARRANTIES OF LESSEE. Lessee hereby represents and warrants, which representations and warranties shall be true and correct as of the Effective Date:

                  (a) That Lessee is the lessee of the Demised Premises and has not heretofore assigned, transferred or sublet its interest under the Lease, except as provided for in the Lease.

                  (b) That the execution, delivery and performance of this Agreement by Lessee will not, with or without the giving of notice and/or the passage of time, violate or constitute a default under any provision of law, any administrative regulation or any judicial, administrative or arbitration order, award, judgment or decree applicable to Lessee or the Demised Premises or conflict with, violate, result in a breach or termination of or cause a default under any other agreement or obligation by which Lessee or the Demised Premises are bound.

                  (c) That there are no actions or claims pending or to Lessee's knowledge threatened before any court, governmental agency, arbitrator or other tribunal which would prevent Lessee from completing the transactions provided herein in accordance with the terms of this Agreement.

         4. SURVIVAL PROVISIONS. All Lease provisions, including without limitation Article IV (Surrender of Premises), which state that they shall survive the termination of the Lease, shall, notwithstanding this Agreement, survive as set forth in the Lease.

         5. INDEMNIFICATIONS. From and after the Effective Date, Lessee shall indemnify, defend and hold Lessor harmless from and against any and all demands, liabilities, judgments or expenses (including without limitation attorneys' fees and expenses) arising out of or relating to Lessee's possession and/or use of the Demised Premises under the Lease prior to the Effective Date. From and after the execution hereof by both parties, each party shall indemnify, defend and hold the other party harmless from and against any and all claims, demands, liabilities, judgments or expenses (including without limitation attorneys' fees and expenses) arising out of

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or resulting from said party's breach of any of its representations, warranties or covenants set forth herein. The indemnifications set forth herein shall survive indefinitely irrespective of any other limitation of liability contained herein or in law or equity.

         6. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties with respect to the termination of the lease and shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns, and may not be waived, modified, or amended, except in a writing signed in advance by all of the parties hereto.

         7. SEVERABILITY. The invalidity of any provision of this Agreement, or portion of a provision, shall not affect the validity of any other provision of this Agreement, or the remaining portion of the applicable provision.

         8. GOVERNING LAW. This Agreement shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the internal laws of the State of Nevada applicable to contracts made in that State.

         9. NO THIRD PARTY BENEFICIARIES. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto and their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, including without limitation third party beneficiary rights.

         10. TIME OF ESSENCE. Time is of the essence of this Agreement and of all of the terms and conditions hereof.

         11. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument. Facsimile copies hereof and facsimile signatures hereon shall have the force and effect of originals.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above-written.

"Lessor"
ALADDIN GAMING, LLC,
a Nevada limited liability company

By:
       ----------------------------------
       Richard Goeglein
Its:   President, CEO

       [Signatures continue on next page]

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"Lessee"
ALADDIN BAZAAR, LLC,
a Nevada limited liability company

By:    Aladdin Bazaar Holdings, LLC,
       a Nevada limited liability
       company
Its:   Member

       By:     Aladdin Management Corporation,
               a Nevada corporation
       Its:    Manager

               By:
                     -------------------------
                     Jack Sommer
               Its:  Vice President

By:    TH Bazaar Centers Inc.,
       a Delaware corporation
Its:   Member

       By:
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       Its:
               -------------------------

       By:
               -------------------------
       Its:
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